Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1545

    Closed-End Strategy: Master Municipal Income Portfolio - New York 2015-2

                          Supplement to the Prospectus

   As of the close of business on August 5, 2015, the trading of Alliance New York Municipal Income Fund, Inc. ("AYN") shares on the New York Stock Exchange has been suspended in anticipation of a liquidation and dissolution of AYN expected to be completed by September 21, 2015.

   The proportionate interests of shareholders in AYN's assets have been fixed on the basis of their respective shareholdings at the close of business on August 5, 2015. AYN expects to make one or more liquidating or other distributions to common shareholders on or before September 21, 2015. Unitholders of the Portfolio will receive such distributions on the next applicable monthly distribution date or dates.

   As a result of this dissolution and liquidation, the Portfolio will be unable to continue to purchase shares of AYN. In creating additional Portfolio units for the remainder of the initial offering period, the remaining securities in the Portfolio will be purchased on a pro rata basis.

Supplement Dated: August 6, 2015